Exhibit 10.1

March 2, 2018

Wheeler REIT, L.P.
Riversedge North,
2529 Virginia Beach Blvd., Suite 200,
Virginia Beach, VA 23452

Ladies and Gentlemen:

Reference is made that certain revolving loan (the "Loan") by and among KEYBANK NATIONAL ASSOCIATION, a national banking association ("KeyBank"), as administrative agent ("Agent") on behalf of itself and other lenders (the "Lenders"), WHEELER REIT, L.P., a Virginia limited partnership ("Borrower"), and the respective subsidiaries of the Borrower which are Guarantors of the Loan.

The Loan is evidenced by, among other documents, instruments and agreements, that certain Amended and Restated Credit Agreement dated as of dated as of December 21, 2017 by and among Agent, the Lenders, Borrower and the Guarantors (the "Loan Agreement"). Capitalized terms used herein and within the Exhibits hereto and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The Borrower has requested that the Agent and the Lenders modify Section 9.5 of the Credit Agreement, and the Agent and the Lenders have so agreed to modify Section 9.5 as provided below:

Accordingly, the Agent, the Lenders, Borrower and the Guarantors hereby agree that Section 9.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

1.
“§9.5    Liquidity. The unrestricted cash and Cash Equivalents of the REIT plus immediately available funds under this Agreement must equal at least (a) Three Million Five Hundred Thousand Dollars ($3,500,000) through March 31, 2018, (b) Five Million Dollars ($5,000,000) at all times thereafter until such time as the Total Commitment has been reduced to $52,500,000.00, and (c) Three Million Five Hundred Thousand Dollars ($3,500,000) at all times thereafter.”

2.
Except as expressly amended hereby, the remaining terms and conditions of the Loan Agreement and all other Loan Documents shall continue in full force and effect. Except as expressly provided above, nothing contained herein shall be deemed to constitute a waiver by the. Agent and the Lenders of any other Defaults or Events of Default which may now or hereafter be in existence under the Loan Agreement, or a waiver of any rights and remedies of the Agent and the Lenders arising in connection therewith, all of which are expressly reserved.

It is intended that this Letter Agreement take effect as a sealed instrument as of the date first above written.

AGENT AND LENDER:
KEYBANK NATIONAL ASSOCIATION, as Lender, Issuing Lender, Swing Loan Lender and as Agent By: /s/ Robert Avil Name: Robert Avil Title: Senior Vice President
ACKNOWLEDGED AND AGREED

BORROWER:

WHEELER REIT, L.P., a Virginia limited partnership

By:	WHEELER REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:     David Kelly
Title:    Chief Executive Officer

WHEELER REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation

By:    /s/ David Kelly
Name:     David Kelly
Title:    Chief Executive Officer

SUBSIDIARY GUARANTORS:

WHLR-DARIEN, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:     David Kelly
Title:    Chief Executive Officer

WHLR-DEVINE STREET, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:     David Kelly
Title:    Chief Executive Officer

WHLR-GEORGETOWN, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:     David Kelly
Title:    Chief Executive Officer

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WHLR-LADSON CROSSING, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:     David Kelly
Title:    Chief Executive Officer

WHLR-LAKE GREENWOOD CROSSING, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:     David Kelly
Title:    Chief Executive Officer

WHLR-LAKE MURRAY, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:     David Kelly
Title:    Chief Executive Officer

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WHLR-LITCHFIELD MARKET VILLAGE, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:     David Kelly
Title:    Chief Executive Officer

WHLR-MONCKS CORNER, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:     David Kelly
Title:    Chief Executive Officer

WHLR-MULLINS SOUTH PARK, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:     David Kelly
Title:    Chief Executive Officer

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WHLR-RIDGELAND, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:     David Kelly
Title:    Chief Executive Officer

WHLR-SOUTH LAKE POINTE, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:     David Kelly
Title:    Chief Executive Officer

WHLR-ST. MATTHEWS, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:     David Kelly
Title:    Chief Executive Officer

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WHLR-LABURNUM SQUARE, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:     David Kelly
Title:    Chief Executive Officer

WHLR-VILLAGE OF MARTINSVILLE, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:     David Kelly
Title:    Chief Executive Officer

WHLR-NEW MARKET CROSSING, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:     David Kelly
Title:    Chief Executive Officer

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WHLR-SHOPPES AT MYRTLE PARK, LLC, a Delaware limited liability company

By:	Wheeler REIT, L.P., a Virginia limited partnership, its Sole Member

By:	Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:    /s/ David Kelly
Name:     David Kelly
Title:    Chief Executive Officer